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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2001

Toyota Auto Lease Trust 1998-B

(Exact name of registrant as specified in its charter)
California	333-57109	33-0755530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Toyota Motor Credit Corporation 19001 South Western Avenue Torrance, California	90509
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 468-1310

Exhibit Index is on Page 2

Item 5.  Other Events

    On December 26, 2001, interest and principal collected during the preceding calendar month as provided for in the 1998-B Securitization Trust Agreement dated as of September 1, 1998 between Toyota Leasing, Inc. ("TLI"), as "Transferor", and U.S. Bank National Association ("USBNA"), as "Trustee", and the 1998-B SUBI Servicing Supplement to the Amended and Restated Trust and Servicing Agreement, dated September 1, 1998, among TMTT, Inc., as "Titling Trustee", Toyota Motor Credit Corporation ("TMCC"), as "Servicer", and USBNA, as "Trust Agent" (the "Agreements"), was allocated to the holders of certificates representing undivided fractional interests in the Toyota Auto Lease Trust 1998-B (the "Certificateholders"). In accordance with the Agreements, the Servicer's Certificate, as defined in the Agreements, was furnished to the Trustee for the benefit of the Certificateholders and was distributed by the Trustee to the Certificateholders. A copy of the Servicer's Certificate for the month of November 2001 is filed as Exhibit 20 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

Exhibit Number	Description
20	Servicer's Certificate for the month of November 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA AUTO LEASE TRUST 1998-B
BY: TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER
Date: December 27, 2001	By:	/s/ GEORGE E. BORST George E. Borst President and Chief Executive Officer

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate — Toyota Auto Lease Trust 1998-B
Distribution Date of December 26, 2001 for the Collection Period of November 1, 2001 through November 30, 2001

Pool Data — Original Deal Parameters
Aggregate Net Investment Value (ANIV)			1,099,937,045.30
Discounted Principal Balance			1,099,937,045.30
Servicer Advance			2,144,779.34
Servicer Payahead			3,039,194.68
Number of Contracts			49,144
.00			7.74%
Weighted Average Remaining Term			38.7
Servicing Fee Percentage			1.00%
Pool Data — Current Month
Aggregate Net Investment Value			89,401,043.33
Discounted Principal Balance			82,768,399.55
Servicer Advances			711,287.32
Servicer Pay Ahead Balance			1,449,034.60
Maturity Advances Outstanding			—
Number of Current Contracts			5,477
Weighted Average Lease Rate			8.23%
Weighted Average Remaining Term			5.9
Reserve Fund:
Initial Deposit Amount			41,247,639.20
Specified Reserve Fund Percentage			9.630%
Prior Month Specified Reserve Fund Amount			60,496,537.49
Current Month Specified Reserve Fund Amount			60,496,537.49
	Class A Amount	Class B Amount	Total Amount
Beginning Balance	50,157,473.91	1,073,070.00	51,230,543.91
Withdrawal Amount	(759,087.92)	—	(759,087.92)
Cash Capital Contribution	—		—
Transferor Excess	108,910.96		108,910.96

Reserve Fund Balance Prior to Release	49,507,296.95	1,073,070.00	50,580,366.95
Specified Reserve Fund Balance	59,423,467.49	1,073,070.00	60,496,537.49

Release to Transferor	—	—	—
Ending Reserve Fund Balance	49,507,296.95	1,073,070.00	50,580,366.95
Prior Cumulative Withdrawal Amount	65,168,121.95	—	65,168,121.95
Cumulative Withdrawal Amount	65,927,209.87	—	65,927,209.87
Liquidation of Charge-offs and Repossessions:		Vehicles
Liquidated Contracts		33
Discounted Principal Balance			553,568.72
Net Liquidation Proceeds			(425,576.58)
Recoveries — Previously Liquidated Contracts			(71,755.94)

Aggregate Credit Losses for the Collection Period			56,236.20

Cumulative Credit Losses for all Periods			13,099,592.09

Repossessed in Current Period		12
Ratio of Net Credit Losses to the Average Pool Balance for Each Collection Period:			Annualized Average Charge-Off Rate
Second Preceding Collection Period			0.00%
First Preceding Collection Period			0.82%
Current Collection Period			0.71%
Condition (i) (Charge-off Rate)
Three Month Average			0.51%

Charge-off Rate Indicator (> 1.25%)	condition not met
Delinquent Contracts:	Percent	Accounts	Percent	ANIV
31-60 Days Delinquent	5.66%	310	5.34%	4,771,206.33
61-90 Days Delinquent	0.95%	52	0.94%	843,553.04
Over 90 Days Delinquent	0.24%	13	0.20%	182,646.69

Total Delinquencies		375		5,797,406.06

Ratio of Number of Contracts Delinquent 60 Days or More to the Outstanding
Number of Receivables as of Each Collection Period (Includes Repossessions):
Second Preceding Collection Period				0.85%
First Preceding Collection Period				0.90%
Current Collection Period				1.19%
Condition (ii) (Delinquency Percentage)
Three Month Average				0.98%
Delinquency Percentage Indicator (> 1.25%)			condition not met
Residual Value (Gain) Loss:				Vehicles
Matured Lease Vehicle Inventory Sold				356	5,746,553.30
Net Liquidation Proceeds					(4,814,122.02)

Net Residual Value (Gain) Loss					932,431.28

Cumulative Residual Value (Gain) Loss all periods					62,368,897.07

Matured Vehicles Sold for each Collection Period:	Number Sold	Scheduled Maturities	Sale Ratio	Average Net Liquidation Proceeds	Average Residual Value
Second Preceding Collection Period	266	26	100.00%	14,354.82	17,000.23
First Preceding Collection Period	316	20	100.00%	13,145.53	16,015.50
Current Collection Period	356	20	100.00%	13,522.81	17,207.01
Three Month Average				13,631.65	16,746.97
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value					81.40%
Condition (iii) (Residual Value Test)	Current Period Amount/Ratio	Test Met?
a) Number of Vehicles Sold > 25% of Scheduled Maturities	100.00%	YES
b) Number of Scheduled Maturities > 500	20	NO
c) 3 Month Average Matured Leased Vehicle Proceeds <75% of Avg. Residual Values	81.40%	NO
Residual Value Indicator (condition met if tests a, b and c = YES)	condition not met

Specified Reserve Fund Balance Calculation

The Specified Reserve Fund Balance (SRFB) is $105,923,937, however, the SRFB must not be more than the lesser of (1) or (2)

  (1)
  Adjusted Notional Balance of Classes due to the Investor Certificates

  (2)
  The greater of a) or b)

  a)
  20% of aggregate residual value not matured and sold as of the last day of the collection period.

  b)
  $60,496,537.49, or $71,495,907.94 if the three month average Charge-off Rate Test, or the three month average Delinquency Percentage Test, or the Residual Value Test is met.

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate — Toyota Auto Lease Trust 1998-B
Distribution Date of December 26, 2001 for the Collection Period of November 1, 2001 through November 30, 2001

		Certificate Balance		Class A1	Class A2	Class A3	Class B	Transferor Interest
	Total	Percent	Balance	Balance	Balance	Balance	Balance	Interest	Principal
Interest:		98.00%						2.00%
Interest Collections	742,704.68
Net Investment Income	331,095.24
Non-recoverable Advances	(23,386.52)

Available Interest	1,050,413.40		1,019,761.21	—	—	585,364.72	434,396.49	30,652.19
Class A1, A2, A3 Notional Interest Accrual Amount	(441,833.33)		(441,833.33)	—	—	(441,833.33)
Unreimbursed A1, A2, A3 Interest Shortfall	—		—	—	—	—
Interest Accrual for Adjusted Class B Certificate Bal.	(390,478.25)		(390,478.25)				(390,478.25)
Class B Interest Carryover Shortfall	—		—				—
Servicer's Fee	(83,665.25)		(80,100.04)					(3,565.21)
Capped Expenses	(38,247.85)		(36,618.00)					(1,629.85)
Interest Accrual on Class B. Cert. Prin. Loss Amt.	—		—				—
Uncapped Expenses	—		—					—

Total Unallocated Interest	96,188.72		70,731.59					25,457.13
Excess Interest to Transferor	—		(70,731.59)					70,731.59

Net Interest Collections Available	96,188.72		—					96,188.72

Losses Allocable to Investors' Certificates:	(946,537.55)							(946,537.55)
Accelerated Principal Distribution:	—							—

Deposit to Reserve Fund:	108,910.96							(850,348.83)

Withdrawal from Reserve Fund:	759,087.92
Reimbursement/Deposit from Transferor Prin:	200,171.87
Net withdrawal from the Reserve Fund:	650,176.96
Principal:
Current Loss Amount	(988,667.48)		(946,537.55)	—	—	(946,537.55)	—		(42,129.93)
Loss Reimbursement from Transferor	187,449.63		187,449.63	—	—	187,449.63	—	(187,449.63)
Loss Reimbursement from Reserve Fund	759,087.92		759,087.92	—	—	759,087.92	—

Total	(42,129.93)		—	—	—	—	—		(42,129.93)
Class A Certificate Principal Loss Amounts
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Class A Interest Subordinated
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Class B Certificate Principal Loss Amounts
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Class B Interest Subordinated:
Beginning Balance	—
Current increase (decrease)	—

Ending Balance	—
Principal Distributions/Allocations:
Distribution — Current Period	—		—	—	—	—	—		—
Allocations — Current Period	10,754,959.32		10,754,959.32	—	—	10,754,959.32	—
Allocations — Accelerated Principal Distribution	—		—	—	—	—	—
Allocations — Not Disbursed Beginning of Period	71,817,952.30		71,817,952.30	—	—	71,817,952.30	—
Allocations — Not Disbursed End of Period	82,572,911.62		82,572,911.62	—	—	82,572,911.62	—
Interest Distributions/Allocations:
Distribution — Current Period	—		—	—	—	—	—	—
Allocations — Current Period	832,311.58		832,311.58	—	—	441,833.33	390,478.25
Allocations — Not Disbursed Beginning of Period	1,664,623.16		1,664,623.16	—	—	883,666.66	780,956.50
Allocations — Not Disbursed End of Period	2,496,934.74		2,496,934.74	—	—	1,325,499.99	1,171,434.75
Due To Trust — Current Period:			—
Total Deposit to/ (Withdrawal from) Reserve Fund	(650,176.96)
Due To Trust	11,256,175.66		11,256,175.66	—	—	11,006,736.91	249,438.75	—	—

Total Due To Trust	10,605,998.70		11,256,175.66	—	—	11,006,736.91	249,438.75	—	—

TOYOTA MOTOR CREDIT CORPORATION
Servicer's Certificate — Toyota Auto Lease Trust 1998-B
Distribution Date of December 26, 2001 for the Collection Period of November 1, 2001 through November 30, 2001

		Certificate Balance		Class A1		Class A2		Class A3		Class B
												Transferor Interest Balance
	Total	Percent	Balance	Percent	Balance	Percent	Balance	Percent	Balance	Percent	Balance
Original Deal Parameter
Aggregate Net Investment Value (ANIV)	1,099,937,045.30
Discounted Principal Balance	1,099,937,045.30
Initial Notional/Certificate Balance	—	100.00%	1,077,938,000.00	31.08%	335,000,000.00	53.34%	575,000,000.00	8.94%	96,400,000.00	6.64%	71,538,000.00	21,999,045.30
Percent of ANIV			98.00%		30.46%		52.28%		8.76%		6.50%	2.00%
Certificate Factor			1.0000000		1.0000000		1.0000000		1.0000000		1.0000000
Notional/Certificate Rate					5.3500%		5.4500%		5.5000%		6.5500%
Target Maturity Date					October 25, 2000		September 25, 2001		February 25, 2002		September 25, 2003
Servicer Advance	2,144,779.34
Servicer Payahead	3,039,194.68
Number of Contracts	49,144
Weighted Average Lease Rate	7.74%
Weighted Average Remaining Term	38.7
Servicing Fee Percentage	1.00%
Pool Data Prior Month
Aggregate Net Investment Value	100,398,304.45
Maturity Advances Outstanding	—
ANIV Net of Maturity Advance **	100,398,304.45
Discounted Principal Balance	92,505,848.92
Notional/Certificate Balance			167,938,000.00		—		—		96,400,000.00		71,538,000.00	4,278,256.75
Adjusted Notional/Certificate Balance			96,120,047.70		—		—		24,582,047.70		71,538,000.00	4,278,256.75
Percent of ANIV			95.74%		0.00%		0.00%		24.48%		71.25%	4.26%
Certificate Factor			1.0000000		—		—		1.0000000		1.0000000
Servicer Advances	639,288.95
Servicer Pay Ahead Balance	1,782,903.99
Number of Current Contracts	6,090
Weighted Average Lease Rate	8.19%
Weighted Average Remaining Term	6.0
Pool Data Current Month
Aggregate Net Investment Value	89,401,043.33
Maturity Advances Outstanding	—
ANIV Net of Maturity Advance **	89,401,043.33
Discounted Principal Balance	82,768,399.55
Notional/Certificate Balance			167,938,000.00		0.00		0.00		96,400,000.00		71,538,000.00	4,035,954.95
Adjusted Notional/Certificate Balance			85,365,088.38		0.00		0.00		13,827,088.38		71,538,000.00	4,035,954.95
Percent of ANIV			95.49%		0.00%		0.00%		15.47%		80.02%	4.51%
Certificate Factor			1.0000000		—		—		1.0000000		1.0000000
Servicer Advances	711,287.32
Servicer Pay Ahead Balance	1,449,034.60
Number of Current Contracts	5,477
Weighted Average Lease Rate	8.23%
Weighted Average Remaining Term	5.9
Prior Certificate Interest Payment Date	September 25, 2001
Next Certificate Interest Payment Date	February 25, 2002
Current Month Collection Activity	Vehicles
Principal Collections		1,293,624.21
Prepayments in Full	222	3,377,098.93

Reallocation Payment	2	26,415.96

Interest Collections		742,704.68
Net Liquidation Proceeds and Recoveries		497,332.52
Net Liquidation Proceeds — Vehicle Sales		4,814,122.02
Non-Recoverable Advances		(23,386.52)

Total Available		10,727,911.80
Capped and Uncapped Expenses:	Amount	Annual Amount
Total Capped Expenses Paid	38,247.85	420,726.35
Total Uncapped Expenses Paid	—	—
Capped and Uncapped Expenses Due	—	—
Servicer's Fee Due:
Servicer's Fee Shortfall Carryforward	—
Servicer's Fee Due Current Period	83,665.25
Servicer's Fee Paid	83,665.25
Servicer's Fee Balance Due	—
Supplemental Servicer's Fees	14,110.21
Revolving Period:	Vehicles	Amount
Beginning Unreinvested Principal Collections	—
Principal Collections & Liquidated Contracts	—
Allocation to Subsequent Contracts	0	—
Ending Unreinvested Principal Collections	—

    I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/Angela Brown Angela Brown, ABS Accounting Manager

QuickLinks

  Item 5. Other Events
  Item 7(c). Exhibits
SIGNATURES
TOYOTA MOTOR CREDIT CORPORATION Servicer's Certificate — Toyota Auto Lease Trust 1998-B Distribution Date of December 26, 2001 for the Collection Period of November 1, 2001 through November 30, 2001
TOYOTA MOTOR CREDIT CORPORATION Servicer's Certificate — Toyota Auto Lease Trust 1998-B Distribution Date of December 26, 2001 for the Collection Period of November 1, 2001 through November 30, 2001